Prospectus May 1, 2025

Allspring Managed Account

Fund
Allspring Managed Account CoreBuilder® Shares - Series M	WFCMX

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a crime.

Table of Contents

Fund Summary
CoreBuilder Shares - Series M Summary.............................................................................................	2
Details About the Fund
CoreBuilder Shares - Series M............................................................................................................	6
Description of Principal Investment Risks...........................................................................................	8
Portfolio Holdings Information............................................................................................................	9
Pricing Fund Shares............................................................................................................................	10
Management of the Fund
The Manager......................................................................................................................................	11
The Sub-Adviser and Portfolio Managers............................................................................................	12
Multi-Manager Arrangement...............................................................................................................	12
Account Information
Share Class Eligibility.........................................................................................................................	13
Share Class Features..........................................................................................................................	13
Compensation to Financial Professionals and Intermediaries.............................................................	13
Buying and Selling Fund Shares.........................................................................................................	13
Frequent Purchases and Redemptions of Fund Shares.......................................................................	14
Account Policies.................................................................................................................................	14
Distributions.......................................................................................................................................	14
Other Information
Taxes..................................................................................................................................................	15
Financial Highlights............................................................................................................................	16

CoreBuilder Shares - Series M Summary

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fees and Expenses

The Fund is a component of various “wrap-fee” programs sponsored by investment advisers and broker-dealers. Generally, no ordinary operating fees or expenses are charged to the Fund. However, participants in the wrap-fee programs eligible to invest in the Fund pay an asset-based fee to the sponsors of these programs, and the Fund’s investment manager receives compensation from the sponsors for its services. Please carefully read the brochure provided to you in connection with your participation in the wrap-fee program for important information about the fees charged to you by the sponsor.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.00%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.05%
Fee Waivers	(0.05)%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.00%
1.	Allspring Funds Management, LLC has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent, interest, taxes, leverage expenses and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. The example includes contractual commitments to waive fees and reimburse expenses as indicated in the previous table. The example does not include the asset-based fee paid by shareholders to the sponsor of the wrap-fee program in which they participate. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$0
3 Years	$0
5 Years	$0
10 Years	$0

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

2	Allspring Managed Account

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 60% of the Fund’s net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax (“AMT”);

■	up to 40% of the Fund’s net assets in municipal securities that pay interest subject to federal AMT;

■	up to 40% of the Fund’s total assets in below investment-grade municipal securities;

■	up to 20% of the Fund’s total assets in inverse floaters; and

■	up to 10% of the Fund’s net assets in corporate debt securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Additionally, we may invest in debt securities of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating, or variable rates. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be between 3 and 20 years.

We may invest up to 20% of the Fund’s total assets in inverse floaters to seek enhanced returns. Inverse floaters are derivative debt instruments created by depositing a municipal security in a trust. Inverse floaters pay interest at rates that generally vary inversely with specified short-term interest rates and involve leverage. We intend to limit leverage created by the Fund’s investment in inverse floaters to an amount equal to 20% of the Fund’s total assets.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

Principal Investment Risks

An investment in the Fund may lose money, is not a deposit of a bank or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

Municipal Securities Risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by a Fund.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Certain

Allspring Managed Account	3

derivative instruments may be difficult to sell when the portfolio manager believes it would be appropriate to do so, or the other party to a derivative contract may be unwilling or unable to fulfill its contractual obligations.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default or of not returning principal and their values tend to be more volatile than higher-rated securities with similar maturities.

Inverse Floater Risk. The holder of an inverse floater, which is a type of derivative, could lose more than its principal investment. An inverse floater produces less income and may decline in value when market rates and the rate payable on the floater rises. An inverse floater typically involves leverage, which may magnify a Fund’s losses, and exhibits greater price and income volatility than an unleveraged bond with a similar maturity.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce expected returns, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Fund’s average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Performance shown does not reflect the impact of the asset-based fee paid by shareholders to the sponsor of the wrap-fee program in which they participate.

Calendar Year Total Returns for Allspring Managed Account CoreBuilder® Shares - Series M as of 12/31 each year
Highest Quarter: December 31, 2023	+6.97%
Lowest Quarter: March 31, 2022	-5.75%
Year-to-date total return as of March 31, 2025 is -0.15%

4	Allspring Managed Account

Average Annual Total Returns for the periods ended 12/31/2024
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class (before taxes)	4/14/2008	3.50%	1.62%	2.95%
Class (after taxes on distributions)	4/14/2008	1.84%	0.40%	2.03%
Class (after taxes on distributions and the sale of Fund Shares)	4/14/2008	2.06%	0.85%	2.17%
Bloomberg Municipal Bond Index (Strategy and Regulatory Benchmark) (reflects no deduction for fees, expenses, or taxes)		1.05%	0.99%	2.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Manager	Sub-Adviser	Portfolio Manager, Title/Managed Since
Allspring Funds Management, LLC	Allspring Global Investments, LLC	Terry J. Goode, Portfolio Manager / 2019 Robert J. Miller, Portfolio Manager / 2008 Adrian Van Poppel, Portfolio Manager / 2018 Nicholos Venditti, CFA, Portfolio Manager / 2020

Purchase and Sale of Fund Shares

Eligible Investors	Investment Minimums	Purchase and Redemption Procedures

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where Allspring Funds Management has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Fund intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.

The Fund does not impose any minimum investment requirements. However, the separately managed accounts through which the Fund is offered typically impose minimum investment requirements.

Shares of the Fund may be purchased or redeemed only at the direction of Allspring Funds Management, in its capacity as investment adviser or sub-adviser to the applicable separately managed account, to the broker-dealer who executes trades for the account. Purchase and redemption orders are based on instructions received from the separately managed account sponsor and are processed at the NAV next calculated after the broker-dealer receives the order on behalf of the account.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, subsequent withdrawals from such a tax-advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

Allspring Managed Account	5

Details About the Fund

CoreBuilder Shares - Series M

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

The Fund’s Board of Trustees can change this investment objective without a shareholder vote.

Principal Investment Strategies

Under normal circumstances, we invest:

■	at least 60% of the Fund’s net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax (“AMT”);

■	up to 40% of the Fund’s net assets in municipal securities that pay interest subject to federal AMT;

■	up to 40% of the Fund’s total assets in below investment-grade municipal securities;

■	up to 20% of the Fund’s total assets in inverse floaters; and

■	up to 10% of the Fund’s net assets in corporate debt securities.

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. Additionally, we may invest in debt securities of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating, or variable rates. We may use futures for duration and yield curve management. While we may purchase securities of any maturity, under normal circumstances, we expect the Fund’s dollar-weighted average effective maturity to be between 3 and 20 years.

We may invest up to 20% of the Fund’s total assets in inverse floaters to seek enhanced returns. Inverse floaters are derivative debt instruments created by depositing a municipal security in a trust. Inverse floaters pay interest at rates that generally vary inversely with specified short-term interest rates and involve leverage. We intend to limit leverage created by the Fund’s investment in inverse floaters to an amount equal to 20% of the Fund’s total assets.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/reward profile.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund’s performance. In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During such periods, the Fund may not achieve its objective.

6	Allspring Managed Account

Principal Investment Risks

The Fund is primarily subject to the risks mentioned below.

■ Market Risk ■ Debt Securities Risk ■ Municipal Securities Risk ■ Derivatives Risk	■ Futures Contracts Risk ■ High Yield Securities Risk ■ Inverse Floater Risk ■ Management Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund’s net asset value, yield and total return. These risks are described in the “Description of Principal Investment Risks” section.

Allspring Managed Account	7

Description of Principal Investment Risks

Understanding the risks involved in fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The risks that are most likely to have a material effect on a particular Fund as a whole are called “principal risks.” The principal risks for the Fund have been previously identified and are described below (in alphabetical order). Additional information about the principal risks is included in the Statement of Additional Information.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable or unwilling, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. The credit quality of a debt security may deteriorate rapidly and cause significant deterioration in the Fund’s net asset value. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity Fund investments and an increase in Fund redemptions.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or reference rates, as well as the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or reference rates, and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are considered speculative and have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Inverse Floater Risk. The holder of an inverse floater, which is a type of derivative, could lose more than its principal investment. An inverse floater produces less income (and may produce no income) and may decline in value when market rates and the rate payable on the floater rises, and produces more income and may increase in value when market rates and the rate payable on the floater falls. An inverse floater typically involves leverage, which may magnify a Fund’s losses, and exhibits greater price and income volatility than an unleveraged bond with a similar maturity. The tender of a floater, the failure of a remarketing agent to sell a floater or certain other events may require the dissolution

8	Allspring Managed Account

of the trust or the liquidation of the underlying municipal security. In that event, the Fund, as a holder of an inverse floater, and thus a residual interest in the underlying municipal security, may lose some or all of its investment.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-adviser in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, inflation, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Municipal Securities Risk. Municipal securities may be fully or partially backed or enhanced by the taxing authority of a local government, by the current or anticipated revenues from a specific project or specific assets, or by the credit of, or liquidity enhancement provided by, a private issuer. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost to a Fund of purchasing such securities and effectively reduce the Fund’s yield. Typically, less information is available about a municipal issuer than is available about other types of issuers. Various types of municipal securities are often related in such a way that political, economic or business developments affecting one obligation could affect other municipal securities held by the Fund. The value and liquidity of municipal securities backed by the revenue from a particular project or other source may decline if the project or other source fails to generate expected revenue. Although the Fund may strive to invest in municipal securities and other securities that pay interest that is exempt from certain taxes (such as federal taxes, federal alternative minimum tax and/or state taxes as applicable), some income earned by Fund investments may be subject to such taxes. Certain issuers of municipal securities may have the ability to call or redeem a security prior to its maturity date, which could impair Fund performance.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to disclosure of its portfolio holdings is available in the Fund’s Statement of Additional Information.

Allspring Managed Account	9

Pricing Fund Shares

A Fund’s net asset value (“NAV”) is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although a Fund may deviate from this calculation time under unusual or unexpected circumstances. To calculate the NAV of a Fund’s shares, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however, under unusual or unexpected circumstances, a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund’s assets are traded in various markets on days when the Fund is closed, the value of the Fund’s assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund’s assets may not occur on days when the Fund is open.

With respect to a Fund’s assets invested directly in securities, the Fund’s investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the NAV of the Fund are determined as of such times.

With respect to any portion of a Fund’s assets that may be invested in other investment companies, the value of the Fund’s shares is based on the NAV of the shares of the other investment companies in which the Fund invests. The valuation methods used by investment companies in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent a Fund invests a portion of its assets in non-registered investment vehicles, the Fund’s interests in the non-registered vehicles are fair valued at NAV.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value as of the time a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price are made available, but before the time as of which a Fund calculates its NAV, that materially affects the value of the security. We may use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security’s market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of a Fund’s securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund’s Board of Trustees. Pursuant to such policies and procedures, the Board has appointed the Manager as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Manager has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

10	Allspring Managed Account

Management of the Fund

The Manager

Allspring Funds Management, LLC (“Allspring Funds Management”), headquartered at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203, provides advisory and Fund-level administrative services to the Fund pursuant to an investment management agreement (the “Management Agreement”). Allspring Funds Management is a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. Allspring Funds Management is a registered investment adviser that provides advisory services for registered mutual funds, closed-end funds and other funds and accounts.

Allspring Funds Management is responsible for implementing the investment objectives and strategies of the Fund. Allspring Funds Management’s investment professionals review and analyze the Fund’s performance, including relative to peer funds, and monitor the Fund’s compliance with its investment objectives and strategies. Allspring Funds Management is responsible for reporting to the Board on investment performance and other matters affecting the Fund. When appropriate, Allspring Funds Management recommends to the Board enhancements to Fund features, including changes to Fund investment objectives, strategies and policies. Allspring Funds Management also communicates with shareholders and intermediaries about Fund performance and features.

Allspring Funds Management is also responsible for providing Fund-level administrative services to the Fund, which include, among others, providing such services in connection with the Fund’s operations; developing and implementing procedures for monitoring compliance with regulatory requirements and compliance with the Fund’s investment objectives, policies and restrictions; and providing any other Fund-level administrative services reasonably necessary for the operation of the Fund, other than those services that are provided by the Fund’s transfer and dividend disbursing agent, custodian, and fund accountant.

To assist Allspring Funds Management in implementing the investment objectives and strategies of the Fund, Allspring Funds Management may contract with one or more sub-advisers to provide day-to-day portfolio management services to the Fund. Allspring Funds Management employs a team of investment professionals who identify and recommend the initial hiring of any sub-adviser and oversee and monitor the activities of any sub-adviser on an ongoing basis. Allspring Funds Management retains overall responsibility for the investment activities of the Fund.

A discussion regarding the basis for the Board’s approval of the Management Agreement and any applicable sub-advisory agreements for the Fund is available in the Fund’s Form N-CSR filing for the period ended June 30.

For the Fund’s most recent fiscal year end, the management fee paid to Allspring Funds Management pursuant to the Management Agreement, net of any applicable waivers and reimbursements, was as follows:

Fund		Management Fee
Allspring Managed Account CoreBuilder® Shares - Series M	All assets	0.00%

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The Sub-Adviser and Portfolio Managers

The following sub-adviser and portfolio managers provide day-to-day portfolio management services to the Fund. These services include making purchases and sales of securities and other investment assets for the Fund, selecting broker-dealers, negotiating brokerage commission rates and maintaining portfolio transaction records. The sub-adviser is compensated for its services by Allspring Funds Management from the fees Allspring Funds Management receives from sponsors of the wrap-fee programs. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Allspring Global Investments, LLC (“Allspring Investments”), is a registered investment adviser located at 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. Allspring Investments, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including investment companies.

Terry J. Goode	Mr. Goode joined Allspring Investments or one of its predecessor firms in 2002, where he currently serves as a Senior Portfolio Manager and was formerly Leader of the Tax-Exempt Research team.
Robert J. Miller	Mr. Miller joined Allspring Investments or one of its predecessor firms in 2008, where he currently serves as a Senior Portfolio Manager with the Tax-Exempt Fixed-Income team.
Adrian Van Poppel	Mr. Van Poppel joined Allspring Investments or one of its predecessor firms in 1997, where he currently serves as a Senior Portfolio Manager with the Tax-Exempt Fixed-Income team.
Nicholos Venditti, CFA

Mr. Venditti joined Allspring Investments or one of its predecessor firms in 2020, where he currently serves as a Senior Portfolio Manager. Prior to joining Allspring Investments, Nick spent 10 years at Thornburg Investment Management, most recently as a Senior Portfolio Manager and Head of the Municipal Bond Group.

Multi-Manager Arrangement

The Fund and Allspring Funds Management have obtained an exemptive order from the SEC that permits Allspring Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Allspring Funds Management or the Fund, as well as sub-advisers that are wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly owns Allspring Funds Management. In addition, the SEC staff, pursuant to no-action relief, has extended multi-manager relief to any affiliated sub-adviser, such as affiliated sub-advisers that are not wholly-owned subsidiaries of Allspring Funds Management or of a company that wholly owns Allspring Funds Management, provided certain conditions are satisfied (all such sub-advisers covered by the order or relief, “Multi-Manager Sub-Advisers”).

As such, Allspring Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for each Fund that is eligible to rely on the order or relief. Allspring Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for a Fund pursuant to the order or relief, the Fund is required to notify shareholders within 90 days. The Fund is not required to disclose the individual fees that Allspring Funds Management pays to a Multi-Manager Sub-Adviser.

12	Allspring Managed Account

Account Information

Share Class Eligibility

Developed exclusively as an investment option within the separately managed accounts advised or subadvised by Allspring Funds Management, the Fund is a special purpose fund intended to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund is intended to help enable certain separately managed account investors to achieve greater diversification than smaller managed accounts might otherwise achieve.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients that have entered into an agreement with Allspring Funds Management either directly or through a separately managed account sponsor (typically a registered investment adviser or broker-dealer) to have Allspring Funds Management serve as investment adviser or sub-adviser to the account. We intend to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.

The information in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to any law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

Share Class Features

The table below summarizes the key features of the share class offered through this Prospectus.

Front-End Sales Charge	None
Contingent Deferred Sales Charge (“CDSC”)	None
Ongoing Distribution (“12b-1”) Fees	None

Compensation to Financial Professionals and Intermediaries

No compensation is paid to intermediaries from Fund assets on sales of CoreBuilder® shares. CoreBuilder® shares do not carry sales commissions or pay Rule 12b-1 fees.

Buying and Selling Fund Shares

Shares of the Fund may be purchased or redeemed only at the direction of Allspring Funds Management, in its capacity as investment adviser or sub-adviser to the applicable separately managed account, to the broker-dealer who executes trades for the account. Purchase and redemption requests are based on instructions received by Allspring Funds Management from a separately managed account sponsor. Such requests are processed at the NAV next calculated after the broker-dealer who executes trades for the account receives the instructions on behalf of the account.

The Fund does not impose any minimum investment requirements. However, the separately managed accounts through which the Fund is offered typically impose minimum investment requirements.

Allspring Managed Account	13

Frequent Purchases and Redemptions of Fund Shares

Because the Fund is designed to be a component of a separately managed account that also invests in individual securities and other investments, the Fund’s shares may be purchased and redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. Furthermore, because all purchase and redemption orders are initiated by Allspring Funds Management, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Fund. Accordingly, the Fund has not adopted any policies and procedures that would limit frequent purchases and redemptions of the Fund’s shares.

The Fund is not designed to serve as a vehicle for frequent trading. Allspring Funds Management reserves the right to satisfy purchase and redemption orders exclusively through the purchase and sale of individual securities in an account if it determines that such account is attempting to use the Fund as a vehicle for market timing.

Account Policies

Advance Notice of Large Transactions. We strongly urge you to make all purchases and redemptions of Fund shares as early in the day as possible and to notify us or your intermediary at least one day in advance of transactions in Fund shares in excess of $1 million. This will help us manage the Funds most effectively. When you give this advance notice, please provide your name and account number.

Distributions

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income (interest and dividends, less expenses) and realized net capital gains (realized whenever the Fund sells securities for higher prices than it paid for them), if any, at the frequency described below. Please note that to the extent a Fund sells securities to meet redemption requests from Fund shareholders, including redemption requests related to share class conversions or exchanges, such sales may result in increased capital gains distributions to other Fund shareholders who remain invested in the Fund.

The Fund declares distributions of any net investment income daily, and pays such distributions monthly. The Fund generally make distributions of any realized net capital gains annually. The Fund’s net investment income and net capital gains distributions will be paid only in cash and will not be reinvested in additional Fund shares.

14	Allspring Managed Account

Other Information

Taxes

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

The Fund elected to be treated, and intends to qualify each year, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended. A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders. However, the Fund’s failure to qualify as a RIC would result in corporate level taxation, and consequently, a reduction in income available for distribution to you as a shareholder.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gains, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gains, if any, generally will be taxable to you as long-term capital gains. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on qualified dividend income, if any, distributed by the Fund.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

Individual taxpayers are subject to a maximum tax rate of 37% on ordinary income and a maximum tax rate on long-term capital gains and qualified dividends of 20%. For U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), a 3.8% Medicare contribution tax will apply on “net investment income,” including interest, dividends, and capital gains. Corporations are subject to tax on all income and gains at a tax rate of 21%. However, a RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to shareholders.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.

If you invest in the Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax advisor. Please see the Statement of Additional Information for additional federal income tax information.

Allspring Managed Account	15

Financial Highlights

The following table is intended to help you understand a Fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). The information in the following table has been derived from the Fund’s financial statements which have been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s filing on Form N-CSR, a copy of which is available upon request.

CoreBuilder Shares - Series M

For a share outstanding throughout each period

	Year ended December 31
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$11.29	$10.99	$12.42	$12.47	$12.36
Net investment income	0.45 [1]	0.42 [1]	0.39	0.39	0.40
Net realized and unrealized gains (losses) on investments	(0.06)	0.30	(1.43)	(0.05)	0.11
Total from investment operations	0.39	0.72	(1.04)	0.34	0.51
Distributions to shareholders from
Net investment income	(0.45)	(0.42)	(0.39)	(0.39)	(0.40)
Net asset value, end of period	$11.23	$11.29	$10.99	$12.42	$12.47
Total return[2]	3.50	6.74	(8.37)	2.73	4.19
Ratios to average net assets (annualized)
Gross expenses	0.05	0.03	0.03	0.02	0.03
Net expenses	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]
Net investment income	3.96	3.82	3.47	3.10	3.23
Supplemental data
Portfolio turnover rate	9	20	14	9	19
Net assets, end of period (000s omitted)	$762,331	$655,727	$695,152	$888,728	$868,571
1	Calculated based upon average shares outstanding
2	Returns include adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere.
3	The manager has contractually committed to irrevocably absorb and pay or reimburse all ordinary operating expenses of the Fund, except portfolio transactions or other investment-related costs (e.g., commissions), fees payable for services provided by the Fund’s securities lending agent (if any), interest, taxes, leverage expenses, and other expenses not incurred in the ordinary course of the Fund’s business. This commitment has an indefinite term.

16	Allspring Managed Account

Notes

Allspring Managed Account	17

Notes

18	Allspring Managed Account

FOR MORE INFORMATION

More information on a Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports and Long Form Financial Statements
Additional information about a Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in the annual and semi-annual long form financial statements filed on Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain copies of the above documents or for more information about Allspring CoreBuilder Shares contact us:

By telephone:
888-877-9275

You may also contact the financial intermediary, broker-dealer or bank, through whom you purchased Fund shares.

From the SEC:
Visit the SEC’s Public Reference Room in Washington,
DC (phone 1-202-551-8090 for operational
information for the SEC’s Public Reference Room) or
the SEC’s Web site at sec.gov.

To obtain information for a fee, write or email:
SEC’s Public Reference Section
100 “F” Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

The Fund is distributed by Allspring Funds Distributor, LLC, a member of FINRA/SIPC. Securities Investor Protection Corporation (“SIPC”) information and brochure are available at SIPC.org or by calling SIPC at (202) 371-8300.

© 2025 Allspring Global Investments Holdings, LLC. All rights reserved.	PRO4901 05-25 ICA Reg. No. 811-09253